UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2025

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 North Mathilda Avenue

Sunnyvale, California 94085

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On April 9, 2025, Knightscope, Inc. (the “Company”) entered into a Consent to Subletting (the “Landlord Consent”) by and between 305 N Mathilda LLC (the “Landlord”), Siemens Medical Solutions USA, Inc. (the “Sublandlord”) and the Company, thereby receiving the necessary landlord consent in connection with a Sublease entered into between Sublandlord and the Company, dated as of March 13, 2025 (the “Sublease”) for 33,355 square feet of office space in Sunnyvale, California, which will serve as the Company's new headquarters.

The term of the Sublease commences on the fifth business day following the date of the Landlord Consent and expires on June 30, 2030, unless the term ends sooner pursuant to the terms of the Sublease or the lease between the Landlord and the Sublandlord. The total lease payments under the Sublease is approximately $6.14 million which may be subject to adjustment in accordance with the Sublease, including the Company’s right to rent abatement in certain circumstances if the premises are not timely delivered.

The foregoing summary of the Sublease and Landlord’s Consent each do not purport to be complete and are each qualified in their entirety by reference to the Sublease and Landlord Consent, copies of each of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025.

Item 8.01	Other Events.

On April 10, 2025, the Company issued a press release announcing its new headquarters. The full text of the press release is attached hereto as Exhibits 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated April 10, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

knightscope, INC.

Date: April 14, 2025	By:	/s/ William Santana Li
	Name:	William Santana Li
	Title:	Chief Executive Officer and President